UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2013

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Five Star Quality Care, Inc.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  As previously disclosed in our press release dated November 12, 2013, or the November 12th Press Release, in connection with the preparation of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, our management identified certain errors primarily relating to the accounting for non-cash income tax items in prior periods.  As further disclosed in the November 12th Press Release, our management undertook an evaluation of our accounting for those items and worked with the Audit Committee of our Board of Directors, or our Audit Committee, and Ernst & Young LLP, our independent registered public accounting firm, to determine what changes, if any, to our historical accounting may be appropriate.

Our Audit Committee, after consideration of relevant facts and circumstances and after consultation with our management and Ernst & Young LLP, concluded on November 26, 2013, that our consolidated financial statements for the years ended December 31, 2011 and 2012 contained within our Annual Report on Form 10-K for the year ended December 31, 2012 and our condensed consolidated financial statements for the quarters ended March 31, 2013 and June 30, 2013 contained within our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, should be restated, and that such financial statements previously filed with the Securities and Exchange Commission, or the SEC, should no longer be relied upon.

At this time, we expect that the principal impacts of correcting these errors will be to:

•                  Increase our net deferred tax assets as previously reported in our financial statements as of December 31, 2011 and December 31, 2012.

•                  Increase our cumulative other comprehensive income as previously reported in our financial statements as of December 31, 2011 and December 31, 2012.

•                  Increase our benefit for income taxes as previously reported in our financial statements and create a corresponding increase in net income for the year ended December 31, 2011.

•                  Increase our provision for income taxes as previously reported in our financial statements and create a corresponding decrease in net income for the year ended December 31, 2012.  The decrease in our income for the year ended December 31, 2012, is currently expected to be less than the amount of the increase in income for the year ended December 31, 2011.

In addition, some of our net deferred tax assets previously reported are expected to be reclassified from long term assets to current assets as of each of December 31, 2011 and December 31, 2012.  It is also expected that there will be adjustments made to our previously reported net deferred tax assets, provision or benefit for income taxes for the periods ending March 31, 2013 and June 30, 2013; but it has not yet been determined if these adjustments will increase or decrease the previously reported net deferred tax assets, provision or benefit for income taxes for these 2013 periods.

We are in the process of preparing restated financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 and the quarters ended March 31, 2013 and June 30, 2013, which will be filed with the SEC on an amended Annual Report on Form 10-K for the year ended December 31, 2012 and amended Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013.  We are also in the process of preparing our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

We have determined that, as a result of the matters discussed above, we have a material weakness in our internal control over financial reporting because we did not maintain adequate and effective internal control over our accounting for income taxes.  A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our financial statements will not be prevented or detected on a timely basis.  We are currently in the process of remediating this material weakness in our internal control over financial reporting by designing and implementing new procedures related to our accounting for income taxes.

A copy of our press release related to these matters is attached as Exhibit 99.1 hereto.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THE DISCUSSION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K OF OUR FINANCIAL RESULTS TO BE CORRECTED AND RESTATED HAS BEEN PREPARED BY OUR MANAGEMENT AND REPRESENTS OUR MANAGEMENT’S CURRENT ASSESSMENTS FOR THE PERIODS SPECIFIED.  OUR MANAGEMENT HAS NOT YET COMPLETED ITS ASSESSMENTS OF THE ERRORS IN THE PREVIOUSLY FILED FINANCIAL REPORTS DISCUSSED IN THIS CURRENT REPORT ON FORM 8-K.  WHEN OUR MANAGEMENT COMPLETES ITS ASSESSMENTS, THOSE ASSESSMENTS WILL BE AUDITED OR REVIEWED, AS THE CASE MAY BE, BY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  THE ACTUAL AMOUNTS OF THE IDENTIFIED ERRORS AND THE IMPLICATIONS OF ANY CORRECTIONS WHICH WILL BE MADE ARE NOT YET DETERMINED AND COULD DIFFER FROM THE DISCUSSION IN THIS CURRENT REPORT ON FORM 8-K.  THERE CAN BE NO ASSURANCE THAT WE OR OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM WILL NOT IDENTIFY ADDITIONAL ACCOUNTING ISSUES REQUIRING ADJUSTMENT AS THE RESTATEMENT PROCESS CONTINUES AND IS COMPLETED.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1        Press Release dated November 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

Dated: November 27, 2013